FPA Funds Trust

Prospectus

FPA International Value Fund (FPIVX) seeks above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund's investment adviser, First Pacific Advisors, LLC ("Adviser"), seeks to accomplish this principally through selectively investing the Fund's assets in the equity securities of companies domiciled outside the United States.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Distributor:

UMB DISTRIBUTION SERVICES, LLC.

803 West Michigan Street
Milwaukee, Wisconsin 53233
www.fpafunds.com

April 30, 2013

FPA International Value Fund

FPA INTERNATIONAL VALUE FUND

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
(310) 473-0225

SUMMARY SECTION

Investment Objective. The Fund seeks to provide above average capital appreciation over the long term while attempting to minimize the risk of capital loss.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Redemption Fee (as a percentage of amount redeemed)	2.00	%(1)
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	3.14%

Other Expenses	3.04%
Financial Services Fee	0.10%

Total Annual Fund Operating Expenses	4.14%
Fee Waiver and/or Expense Reimbursement (2)	(2.82)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.32%

(1)  Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

(2)  Effective February 1, 2013, First Pacific Advisors, LLC (the "Adviser") has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the FPA International Value Fund's operating expenses (excludes brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through June 30, 2015 to ensure that the Total Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will not exceed 1.32%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	$134
Three years	$870
Five years	$1,775
Ten years	$4,109

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies. The Fund will invest primarily in equity securities of companies of all market capitalizations domiciled in jurisdictions outside of the United States. The Fund invests in companies that the Adviser believes are high quality, financially strong businesses, with management teams that build shareholder value over time. The Fund seeks to invest in these businesses when their market prices are less than the Adviser's estimate of their intrinsic values.

The Fund's universe of potential investments primarily includes companies domiciled in jurisdictions outside of the United States in which the Adviser believes reasonable business practices exist. In investing the Fund's assets, the Adviser focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws. The Fund will primarily invest in companies domiciled in Continental Europe, Japan, the United Kingdom, emerging Asian markets, the Americas (excluding the United States, "U.S."), Australia and New Zealand, and developing EMEA (Europe, Middle East and Africa) countries. There are no geographic limits on the Fund's non-U.S. investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies domiciled in emerging markets. The Fund may hedge currency. In addition, the Fund may invest in American Depositary Receipts ("ADRs"), which are receipts that represent interests in foreign securities held on deposit by U.S. banks, or other depository receipts.

Key Investment Criteria

1.  Business Quality. The Adviser seeks to invest in businesses with high barriers to market entry, low threat of substitutes, sustainable competitive advantages, and power over customers as well as suppliers.

2.  Financial Strength. The Adviser considers the overall financial strength of businesses. The Adviser seeks to avoid companies that expose their shareholders to a material risk of permanent capital loss.

3.  Strong Management. The Adviser seeks to invest in companies with management teams that have histories of both operational excellence and capital allocation that builds shareholder value.

4.  Low Absolute Valuation. The Adviser only purchases shares when the Adviser believes they offer a significant margin of safety (i.e. when they trade at a significant discount to the Adviser's estimate of their intrinsic value).

Given the Fund's strict investment criteria, the limited number of holdings in the portfolio and the ability to hold cash are key aspects of the portfolio. The Adviser expects the Fund to generally invest in 25 to 35 companies at any given time. Under normal circumstances, the Fund may hold up to 15% of its assets in cash or cash equivalents, but the Fund may hold significantly more at times when the Adviser believes there are not sufficient investment opportunities that meet the Fund's strict investment criteria. The Fund may invest in companies of all sizes, including small-to-medium capitalization companies (up to U.S. $10 billion).

The Adviser performs security selection on a bottom-up basis and conducts extensive research on individual investment candidates focusing on business fundamentals. The Adviser uses its research findings to estimate the intrinsic value of businesses. The Fund's portfolio construction is the product of this research and valuation process. The Adviser adds to a list of portfolio investments those companies that meet the Adviser's qualitative investment criteria and offer a sufficient margin of safety. The Adviser ranks all portfolio securities according to the relative discount to the Adviser's estimate of intrinsic value and usually allocates the largest portfolio weightings to those investments that the Adviser believes offer the highest margin of safety. The Adviser believes that this approach allows its best ideas to have a meaningful impact on the Fund's performance.

The Fund may sell a portfolio holding when the holding's market price appreciates and approaches the Adviser's estimate of intrinsic value; the Adviser finds an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

Principal Investment Risks.

As with all mutual funds, your investment in the Fund may be worth more or less at any time than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its investment objective or goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. Due to the relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than would be a fund with more holdings. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund. Because of these and other risks, you could lose money by investing in the Fund.

Risks Associated with Investing in Equities. As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities, generally common stocks and/or ADRs, held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Global stock markets have been subject to significant volatility recently, including issues relating to the European sovereign debt crisis, which have increased the risk associated with an investment in the Fund. These risks are greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Risks Associated with Investing in Foreign Securities. Since the Fund principally invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier, more volatile and less liquid than investments in the United States. Adverse political, social and economic developments or instability, or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in regulatory, tax and accounting standards and differences in reporting standards can cause difficulties in obtaining information about foreign companies and can negatively affect investment decisions. Investments in foreign securities could be affected by restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods.

The Fund may invest in ADRs and similar depositary receipts, which may be sponsored by the foreign issuer or unsponsored. ADRs and similar depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be, in the United States, considered material. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Emerging Markets. The Fund's investments in foreign issuers in developing or emerging market countries involve increased exposure to changes in economic, social and political factors. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving, and their political systems are typically less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Investing in Mid-Cap and Small-Cap Companies. The prices of securities of mid-cap and small-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and small-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, these companies often have shorter operating histories than larger companies. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Other Information

Performance Information.  The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing the Fund's performance. Because the FPA International Value Fund commenced operations on December 1, 2011, the chart and the table only show the Fund's annual returns for 1 calendar year compared with those of a broad-based securities market index. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The MSCI All Country World (ACWI) ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States.

The Fund's highest/lowest quarterly results during this time period were as follows:

Highest 13.16%	(Quarter ended 03/31/2012)
Lowest (5.24)%	(Quarter ended 06/30/2012)
Average Annual Total Returns (for the year ended December 31, 2012)	One Year
Before Taxes	24.04%
After Taxes on Distributions(1)	24.04%
After Taxes on Distributions and Sale of Fund Shares(1)	20.43%
MSCI ACWI ex-USA Index (reflects no deductions for fees, expenses or taxes)	16.83%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Updated Performance Information. To obtain updated monthly performance information please visit the Fund's website at www.fpafunds.com or calling (800) 982-4372.

Investment Adviser. First Pacific Advisors, LLC ("Adviser") is the Fund's investment adviser.

Portfolio Manager. Pierre O. Py has served as the Fund's Portfolio Manager since the Fund's inception in 2011.

Purchase and Sale of Fund Shares. Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in the Fund's prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc. , P.O. Box 2175, Milwaukee, WI 53201-2175, or 803 West Michigan St., Milwaukee, WI 53233-2301), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can obtain an Account

Application, available at the address and telephone number above or on the Fund's website at www.fpafunds.com, which you can use for initial purchases.

The minimum initial investment is $1,500, and each subsequent investment must be at least $100. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment in an IRA must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Subsequent investments and redemptions can be made directly to UMB Fund Services, Inc.

Tax Information. The Fund's distributions are taxable, and will be taxed as investment income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

Investment Objective. The Fund seeks to provide above average capital appreciation over the long term while attempting to minimize the risk of capital loss.

Who May Want To Invest in the Fund? The Fund may be appropriate for investors:

•  Seeking capital appreciation

•  Willing to own shares over the course of a market cycle or longer and are able to tolerate the risks of non-U.S. investments

•  Seeking to diversify their portfolios with non-U.S. investments

Principal Investment Strategies.

The Fund will invest primarily in equity securities of companies of all market capitalizations domiciled in jurisdictions outside of the United States. The Fund seeks to invest in companies that the Adviser believes to be high quality, financially strong businesses, with management teams that build shareholder value over time. The Fund seeks to invest in these businesses when their market prices are less than the Adviser's estimate of their intrinsic values.

The Fund's universe of potential investments primarily includes companies domiciled in jurisdictions outside of the United States in which the Adviser believes reasonable business practices exist. In investing the Fund's assets, the Adviser focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws. The Fund will primarily invest in companies domiciled in Continental Europe, Japan, the United Kingdom, emerging Asian markets, the Americas (excluding the United States), Australia and New Zealand, and developing EMEA (Europe, Middle East and Africa) countries. There are no geographic limits on the Fund's non-U.S. investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies domiciled in emerging markets. An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national product than more developed countries. In addition the Fund may invest in ADRs or other depository receipts.

•  Business Quality

The Adviser believes a high quality business is one that is able to earn a high return on capital for sustained periods of time. While the Fund may invest in companies in a wide range of industries, the Fund seeks to invest in companies that have durably superior business fundamentals. The Adviser generally looks for industries and companies that have long-term staying power. The fundamentals the Adviser seeks are high barriers to market entry, low threat of product or service substitution, unique sustainable competitive advantages, power over customers as well as suppliers, and ultimately, pricing power. The Adviser believes that such businesses are able to earn superior returns on capital over time, generate superior operating profit margins, and realize high levels of free cash flow.

•  Financial Strength

In evaluating a potential investment candidate, the Adviser also considers overall financial strength. The Adviser seeks to avoid companies that expose their shareholders to a material risk of permanent capital loss. The Fund invests in companies whose balance sheets are conservatively managed and does not invest in companies with high levels of debt relative to the free cash flow they generate. The Adviser believes financial strength enhances a business' ability to endure adverse economic circumstances and puts the business in a position to benefit from market dislocations and to consistently gain strength through economic cycles. Such self-reinforcement can take many forms, including continuing investments to further enhance competitive positioning, opportunistic acquisitions, and buying back stock at significant discounts to intrinsic value in order to increase value per share.

•  Strong Management Teams

The Fund seeks to invest in companies with shareholder-aligned management teams that in the Adviser's opinion not only run businesses well from an operational perspective but also allocate capital in a way that causes shareholder value to build over time. Frequently these managers are large shareholders themselves and, thus, think and act as owners of the business. The Adviser believes such management teams generally do not engage in merger and acquisition transactions at high prices, but rather diligently allocate capital by comparing the relative returns of every investment opportunity.

•  Low Absolute Valuations

Buying with a significant margin of safety (i.e., at a significant discount to the Adviser's estimate of intrinsic value) is paramount to the Fund's investment strategy. The Adviser believes inefficiencies exist in equity capital markets that provide attractive investment opportunities. Such investment opportunities arise when companies are not followed by the market, are out of favor, or are fundamentally misunderstood. Similarly, the Adviser believes that structural shifts in markets, temporary disruptions, or changes in business models can drive temporary inefficiencies in the pricing of securities. A change in the company's scope of operations or in its management may also create a disconnect between a company's stock price and its intrinsic value. The Adviser believes that investing in securities at times when they trade at significant discounts to intrinsic value enhances prospective returns while reducing investment risk.

Given the Fund's strict investment criteria, the limited number of holdings in the portfolio and the ability to hold cash are key aspects of the portfolio. While there are over 20,000 publicly listed companies located outside of the United States, the Adviser believes that only a limited number of companies combine strong business fundamentals, financial strength, and shareholder-friendly management teams while trading at a significant discount to intrinsic value. The Adviser expects the Fund to generally invest in 25 to 35 companies at any given time. Under normal circumstances, the Fund may hold up to 15% of its assets in cash or cash equivalents, but the Fund may hold potentially significantly more at times when the Adviser believes there are not sufficient investment opportunities that meet the Fund's strict investment criteria. The Fund may invest in companies of all sizes, including small-to-medium capitalization companies (up to U.S. $10 billion.)

Investment Process

The Adviser performs security selection on a bottom-up basis and conducts extensive research on individual investment candidates focusing on business fundamentals. The Adviser seeks to understand the Fund's portfolio companies better than other market participants.

The Adviser devotes a significant amount of time to traveling and meeting with management teams and other key employees of potential portfolio companies to discuss operations, business strategy, and capital allocation. These trips also often include visiting company sites (including plants and retail outlets). The Adviser interviews competitors, suppliers, customers, and other relevant third parties. In addition, the Adviser analyzes a long history of annual reports, investor presentations, conference call transcripts, third-party research and other relevant publicly available materials for each targeted company, as well as other industry participants. Through its research process, the Adviser seeks to obtain an understanding of the value chain, market forces, and strategic dynamics applicable to a company. The Adviser uses its research findings and analytical work to estimate the intrinsic value of businesses.

The Adviser maintains a database to track companies meeting its qualitative investment criteria and actively monitors developments within these companies, patiently waiting for opportunities to invest at low prices.

The Fund's portfolio construction is the product of the research and valuation process described above. The Adviser adds to a list of portfolio investments companies that meet its qualitative investment criteria and offer enough margin of safety. The Adviser ranks all portfolio securities according to the relative discount to the Adviser's estimate of intrinsic value. The Adviser usually allocates the largest portfolio weightings to those investments that the Adviser believes offer the highest margin of safety. The Adviser believes that this approach allows its best ideas to have a meaningful impact on the Fund's performance.

The Adviser continuously monitors each portfolio company to ensure that the original investment thesis remains intact and that the intrinsic value advantage remains. All else being equal, the Fund embraces the opportunity to add to a position at lower prices based on the premise that as the price declines the margin of safety widens and the risk profile diminishes.

The Adviser may sell a Fund's portfolio holding when the holding's market price appreciates and approaches the Adviser's estimate of its intrinsic value; the Adviser finds an opportunity to reallocate the

Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

Principal Risks.

As with all mutual funds, your investment in the Fund may be worth more or less at any time than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its investment objective or goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. Due to the relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than would be a fund with more holdings. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

Risks Associated with Investing in Equities. As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities, generally common stocks, preferred stocks and/or ADRs, held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Global stock markets have been subject to significant volatility recently, including the European sovereign debt crisis, which has increased the risk associated with an investment in the Fund. Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Risks Associated with Investing in Foreign Securities. Since the Fund principally invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks:

•  The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•  Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in foreign markets.

•  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund's operations.

•  Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could affect security prices.

•  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company's financial condition.

•  Because there are usually fewer investors on foreign exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

•  Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•  Changes in currency exchange rates will affect the value of the Fund's foreign holdings or exposures.

•  The costs of foreign securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•  International trade barriers or economic sanctions against foreign countries may adversely affect the Fund's foreign holdings or exposures.

The Fund may invest in denominated ADRs of foreign companies and European Depositary Receipts ("EDRs"), which may be sponsored by the foreign issuer or unsponsored. ADRs and EDRs are subject to the risks of changes in currency or exchange rates and the risks of investing in foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be, in the United States, considered material, or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Emerging Markets. The Fund's investments in foreign issuers in developing or emerging market countries involve increased exposure to changes in economic, social and political factors. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving, and their political systems are typically less stable than those in developed economies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. Countries with emerging markets may have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards or a lack of a banking and securities infrastructure to handle such trading, or a legal tradition which does not recognize rights in private property. Due to these risks, securities issued in developing or emerging market countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Investing in Mid-Cap and Small-Cap Companies. The prices of securities of mid-cap and small-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and small-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, these companies often have shorter operating histories than larger companies. The securities of small- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Because of these and other risks, you could lose money by investing in the Fund.

NON-PRINCIPAL INVESTMENT PRACTICES AND STRATEGIES

While the Adviser expects to invest the Fund's assets primarily in equity securities, including common and preferred stocks, as a secondary matter the Fund may invest in a wide range of investments, including debt securities (including convertible debentures, high quality bonds and high yield (so-called "junk") bonds); futures and derivatives; and cash equivalents, which are described further below. The Fund may also invest in restricted securities and private placements (including those issued under Rule 144A) as well as illiquid securities. The Fund may also employ investment practices that this Prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Fund's investment practices and its risks, see the Statement of Additional Information ("SAI").

Debt Securities. From time to time, the Fund may invest in select debt securities using a value-based approach and criteria similar to that discussed above under "Principal Investment Strategies." A debt security is an interest-bearing security that companies and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). The Fund may invest in debt securities issued by foreign and U.S. companies and governments.

Changes in interest rates are one of the most important factors that could affect the value of fixed income securities. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) to fall and could reduce the value of the fixed income portion of the Fund's portfolio. Rising interest rates may also cause investors in mortgage-backed and asset-backed securities to be paid off later than anticipated, forcing the Fund to keep its money invested at lower rates or to sell the securities at a lower price. Falling interest rates, however, generally cause investors in mortgage-backed and asset-backed securities to be paid off earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

The concept of duration is useful in assessing the sensitivity of the fixed-income portion of the Fund's assets to interest rate movements, which are the main source of risk for the fixed-income portion of the Fund. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Debt securities have a stated maturity date by which the issuer must repay their principal amount. Some debt securities known as callable bonds may repay the principal earlier or after the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is typically viewed as more likely to pay interest and repay principal than an issuer of a lower rated security. Adverse economic conditions or changing circumstances, however, may weaken the issuer's capacity to pay interest and repay principal.

High yield bonds, commonly referred to as "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment- grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Derivatives. The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions or currency changes (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is derived from an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. In addition, derivatives can be volatile and involve significant risks, including counterparty risk (the risk that the other party to a contract defaults or refuses to honor the obligation), leverage risk (the risk that some derivatives entail embedded leverage magnifying losses) and liquidity risk (the risk that the derivative will be difficult to sell or close out at a favorable time or price).

Short-Term Investing.  The investments and strategies described in this Prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. For instructions on how to obtain an SAI, please refer to the back cover of this Prospectus.

MANAGEMENT AND ORGANIZATION

Investment Adviser

First Pacific Advisors, LLC is the Fund's investment adviser. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954. The Adviser manages assets of approximately $23.1 billion for seven investment companies, including one closed-end investment company, and more than 40 institutional accounts. First Pacific Advisors, LLC is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, will be paid at the annual rate of 1.00%. The Fund will also pay the Adviser a fee at the annual rate of 0.10% of its average daily net assets for financial services it provides to the Fund during the year, including, among other services, maintaining the Fund's books and records, calculating daily net asset values, and producing registration statements and other filings. Effective February 1, 2013, The Adviser has contractually agreed to reimburse expenses in excess of 1.32% of the average daily net assets of the Fund (excludes brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through June 30, 2015.

A discussion regarding the basis for the approval of the Fund's investment advisory agreement with the Adviser by the Fund's Board of Trustees is available in the Fund's first Annual Report dated December 31, 2011.

Portfolio Manager

Pierre O. Py has served as the Fund's Portfolio Manager since the Fund's inception in 2011. Mr. Py joined the Adviser as Vice President in September 2011. Mr. Py also serves as a Vice President and Portfolio Manager of FPA Paramount Fund, Inc., an open-end investment company managed by the Adviser. Prior to joining the Adviser, Mr. Py was an International Research Analyst for Harris Associates from 2005 to 2010.

The SAI provides additional information about the Portfolio Manager's method of compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.

PURCHASE, PRICING AND SALE OF SHARES

Purchase and Investment Minimums. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You can obtain the Account Application by writing to the FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or 803 West Michigan St., Milwaukee, WI 53233-2301, by telephone at (800) 638-3060, or on the Fund's website at www.fpafunds.com, which can be used for initial purchases. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Share Price. The Fund calculates its share price, also called net asset value per share, or "NAV", as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. New York time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund's net asset value is determined. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

In-Kind Transactions. Under certain conditions and at the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay all or part of your redemption proceeds with securities instead of cash.

Selling (Redeeming) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH

You can sell (redeem) for cash without charge (except a 2% redemption fee, if applicable, as described below) any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

In the case of an exchange of shares subject to a 2% redemption fee within 90 days of purchase, the shares acquired by exchange are subject to a 2% redemption fee if redeemed (except by exchange) within 90 days of the exchange (not the initial purchase).

A check will be mailed to you within seven days after UMB Fund Services, Inc. receives a properly completed request (as described below under "Written Requests"). If shares to be sold were purchased recently by check and those funds have not cleared, the request will not be considered in good order and will be returned unprocessed.

2% Redemption Fee. The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems' limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative); or redemptions initiated by the Fund. The 2% redemption fee also does not apply to shares acquired through reinvested dividends or capital gain distributions. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

Written Requests. Requests must be signed by the registered shareholder(s). A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Application to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee.

If you have selected the option to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to which the proceeds of such redemptions are sent. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value is less than $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

Exchanging Your Fund Shares

Exchanging Your Shares for Shares of Other FPA Funds. You can exchange your shares of the Fund for shares of other FPA Funds, namely FPA Crescent Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. Shares of FPA Capital Fund, Inc. may only be acquired by existing shareholders of that Fund except directors, officers and employees of that Fund, the Adviser and affiliated companies, and their immediate relatives.

You can add to shares held in an existing account or start a new account in the selected FPA Fund. Shares of the Fund acquired must be registered for sale in your state.

How to Exchange Your Shares. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application). Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year (if we give you notice you have exceeded this limit, any further exchange requests will not be honored);

•  Shares must be owned at least 15 days before exchanging;

•  An exchange requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal income tax purposes, an exchange is treated as a sale of the shares of the Fund and could result in a capital gain or loss.

Discontinuation of the Exchange Programs. The Fund can change or discontinue the rights to exchange Fund shares into other FPA Funds upon 60 days' notice.

For more information or for prospectuses, which contain the applicable sales charges for other FPA Funds, please contact a dealer or UMB Distribution Services, LLC. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction.

Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Application available from dealers or FPA Fund Distributors, Inc. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. UMB Fund Services, Inc. currently charges a $15 distribution fee for each redemption or recharacterization from a retirement account. UMB Fund Services, Inc. also charges an annual account maintenance fee of $15 on retirement accounts.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, although contributions to a Roth IRA are not deductible, earnings in the account are not taxed even on withdrawal. Retirement-related tax matters are complicated and you should consult your tax adviser. UMB Distribution Services, LLC and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest because of additional sales charges, and you will recognize any taxable gains or losses on the automatic withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Fund's Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives for these services.

UMB Distribution Services, LLC, the Fund's principal underwriter, may enter into arrangements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees, sales fees, and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

Excessive Trading

The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets and does not accomodate frequent trading. The Board of Trustees has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. The Fund's imposition of a 2% redemption fee is intended to serve as a deterrent to frequent trading on shares held less than 90 days. The preceding section titled "2% Redemption Fee" provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four during any calendar year (see section titled "How to Exchange Your Shares"). Irrespective of these redemption fees and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Further, the Fund fair values its holdings, when applicable, as described under "Purchase, Pricing and Sale of Shares." Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you semi-annually. Net capital gains realized from the sale of securities are distributed at least annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you request cash payment of dividends and capital gains distributions. You can use the Account Privileges Charge Form to request a cash payment.

Taxes

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain foreign currency transactions (i.e., "dividends") are generally taxed as ordinary income. The Fund does not expect to earn a significant amount of "qualified dividend income," which is taxed at the reduced maximum federal income tax rates for individual and certain other noncorporate shareholders mentioned below.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual and certain other non-corporate shareholders, are subject to maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those noncorporate shareholders with taxable income exceeding those respective amounts. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions. Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual or certain other non-corporate shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above. The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone's tax situation is different, and your tax professional should be able to help you answer any questions you may have.

The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service ("Service") tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be "buying a dividend" by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution. Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, there are no tax consequences to you from distributions. Beginning in 2013, an individual is required to pay a 3.8% tax on the lesser of (1) the individual's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays), or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder's basis in Fund shares he or she acquires after December 31, 2011 ("Covered Shares"), will be determined in accordance with the Fund's default method, which is HIFL basis (highest in, first long-term), unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the previous requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance from its commencement of operations on December 1, 2011 through December 31, 2012. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions, if any. The information for the fiscal periods ended December 31, 2012 and 2011, has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report dated February 15, 2013, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

	Year Ended December 31, 2012	December 1, 2011 to December 31, 2011
Per share operating performance:
Net asset value at beginning of period	$10.11	$10.00
Income from investment operations:
Net investment income	$0.01	—	*
Net unrealized gain on investment securities	2.41	$0.11
Total from investment operations	$2.42	$0.11
Redemption fees	$0.01	—	*
Net asset value at end of period	$12.54	$10.11
Total investment return**	24.04%	1.10%
Ratios/supplemental data:
Net assets at end of period	$41,407,487	$1,418,748
Ratio of expenses to average net assets:
Before reimbursement from Adviser	4.14%	16.64	%†
After reimbursement from Adviser	1.35%	1.35	%†
Ratio of net investment loss to average assets:
Before reimbursement from Adviser	(2.34)%	(15.90	)%†
After reimbursement from Adviser	0.45%	(0.61	)%†
Portfolio turnover rate	49%	0%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share and is not annualized.

†  Annualized.

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For Shareholder Services contact
UMB Fund
Services, Inc.

P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.,
Milwaukee, WI 53233-2301
(800) 638-3060 except Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands

For Retirement Plan Services
call your employer or plan
administrator

For 24-hour Information go to
UMB Distribution Services, LLC
Internet Web Site
http://www.fpafunds.com

For Dealer Services contact
UMB Distribution Services, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233
(310) 473-0225 or
(800) 982-4372 except

Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to UMB Distribution Services, LLC.

Investment Adviser
First Pacific Advisors, LLC

11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Custodian
State Street Bank and
Trust Company

225 Franklin Street
Boston, MA 02110

Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

Multiple Translations

This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance will be available in the Fund's annual and semi- annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund's performance during its last fiscal period or year. The Fund's SAI, annual and semi-annual report, quarterly schedules of portfolio holdings on Form N-Q and the annual report of proxy voting record on Form N-PX are available without charge, upon request, by calling UMB Distribution Services, LLC and on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund.

A current SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For more information or to request a free copy of any of the documents above contact UMB Distribution Services, LLC 803 West Michigan Street Milwaukee, Wisconsin 53233, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to http://fpafunds.com.

Investment Company Act No. 811-8544